UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2008

PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33679	95-4695021
(State or other jurisdiction of incorporation)	(Commission Identification No.)	(IRS Employer File Number)
1100 Glendon Ave., Suite 1250, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
(310) 824-6200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
          On January 31, 2008, PeopleSupport, Inc. issued a press release announcing that it's Board was unable to evaluate the revised unsolicited aquisition proposal from IPVG and AO Capital due to the lack of evidence of financing and that it had rejected the proposal. A copy of the release is being furnished as an exhibit 99.1 to this report on Form 8-K.
          On January 31, 2008, PeopleSupport is also furnishing the following correspondence related to the unsolicited revised offer from IPVG and AO Capital as exhibit 99.2 to this report on Form 8-K:
a)	Letter dated 11 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco;

b)	Letter dated 24 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco;

c)	Letter dated 25 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig;

d)	Non-Disclosure Agreement dated 25 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig;

e)	Letter dated 28 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco; and

f)	Letter dated 29 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig.
          The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 31, 2008

PeopleSupport, Inc. a Delaware corporation
By:	/s/ Lance Rosenzweig
President, Chief Executive Officer and
Chairman of the Board of Directors

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01(D) EXHIBITS.

EXHIBIT	DESCRIPTION

99.1	On January 31, 2008, PeopleSupport, Inc. issued a press release announcing that it's Board was unable to evaluate the revised unsolicited acquisition from IPVG and AO Capital due to the lack of evidence of financing and that it had rejected the proposal.

99.2	On January 31, 2008, PeopleSupport furnished the following correspondence related to the unsolicited revised offer from IPVG and AO Capital:
a)	Letter dated 11 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco;

b)	Letter dated 24 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco;

c)	Letter dated 25 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig;

d)	Non-Disclosure Agreement dated 25 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig;

e)	Letter dated 28 January 2008 to Lance Rosenzweig from Enrique Gonzalez and Martin Lichauco; and

f)	Letter dated 29 January 2008 to Enrique Gonzalez and Martin Lichauco from Lance Rosenzweig.